UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a party other than the Registrant  [   ]

Check the appropriate box:

[X]

Preliminary Proxy Statement

[  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ]

Definitive Proxy Statement

[  ]

Definitive Additional Materials

[  ]

Soliciting Material Pursuant to § 240.14a-12

China Shouguan Mining Corporation
(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

[X]	No fee required.
[ ]	$125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ]	Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CHINA SHOUGAN MINING CORPORATION

Suite 2606, Great China International Exchange Square,

No.1, Fuhua Road,

Futian District, Shenzhen

People’s Republic of China

Telephone 0086-755-82520008

July ___, 2016

Dear Fellow Shareholder: You are cordially invited to attend a special meeting of shareholders on August __, 2016, at 2:00 p.m. local time at our offices at our offices at the address set forth above. The business to be conducted at the Special Meeting is explained in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement. The accompanying materials include the Notice of Special Meeting of Shareholders, Proxy Statement, and Proxy. The Proxy Statement describes the business that we will conduct at the Special Meeting. It also provides information about us that you should consider when you vote your shares. Whether or not you attend the Special Meeting, it is important that your shares be represented and voted. We urge you to read the accompanying Proxy Statement carefully and vote as soon as possible. You may vote your shares by completing, signing, dating and returning the proxy card today. For your convenience, you may also vote your shares via the Internet or by telephone by following the instructions on the proxy card or by voting in person at the Special Meeting. If you decide to attend the Special Meeting and you are a registered Shareholder, you will be able to vote in person, even if you have previously submitted your proxy. Thank you for your support and continued interest in China Shouguan Mining Corporation.

Sincerely,

Feize Zhang

Feize Zhang, Chief Executive Officer

No.1, Fuhua Road,

Futian District, Shenzhen

People’s Republic of China

Telephone 0086-755-82520008

June ___, 2016

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON August ___, 2016

TO THE SHAREHOLDERS OF CHINA SHOUGUAN MINING CORPORATION: NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of China Shouguan Mining Corporation, a Nevada corporation (the "Company"), will be held on August __, 2016 at 2:00 p.m. local time, at the offices of the Company; No.1, Fuhua Road, Futian District, Shenzhen, People’s Republic of China; for the following purposes:

1.	To approve an amendment of the Company’s Articles of Incorporation to change the name of the Company from “China Shouguan Mining Corporation” to “China Shouguan Investment Holding Group Corporation”.
2.

To approve an amendment of the Company's Articles of Incorporation to authorize the Company to issue up to 5,000,000 shares of Preferred Stock, par value $0.0001 per share in series as determined by the board of directors with such rights, privileges, preferences and limitations as the board of directors may, in its sole discretion, determine.

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. I strongly encourage you to sign up for electronic delivery of our future annual reports and proxy materials in order to conserve natural resources and help us save costs in producing and distributing these materials. For more information, please see "Electronic Delivery of Proxy Materials and Annual Reports", below. The Board of Directors has fixed the close of business on June ___, 2016 as the record date for the determination of Shareholders entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof. Shareholders of record present at the Special Meeting or who have submitted a valid proxy via the Internet, by telephone or by mail will be deemed to be present in person to vote at the Special Meeting.

By Order of the Board of Directors,

Feize Zhang

Feize Zhang, Chief Executive Officer

Shenzhen, People’s Republic of China

July ___, 2016

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2016 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST __, 2016.

THE PROXY STATEMENT and FORM OF PROXY WILL BE AVAILABLE AT _____________.com.

PROXY STATEMENT

FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST __, 2016 INFORMATION CONCERNING SOLICITATION AND THE SPECIAL MEETING

This Proxy Statement and the accompanying proxy card are being furnished in connection with the solicitation by the Board of Directors (the "Board") of China Shouguan Mining Corporation, a Nevada corporation, of proxies for use at the Special Meeting of Shareholders to be held on August__, 2016, at 2:00 p.m. local time (the "Special Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. The Special Meeting will be held at the offices of the Company, No.1, Fuhua Road, Futian District, Shenzhen, People’s Republic of China. We intend to mail or electronically deliver this Proxy Statement, the accompanying proxy card and Notice of Special Meeting on or about July __, 2016 to all Shareholders of record entitled to vote at the Special Meeting.

QUESTIONS AND ANSWERS REGARDING THE SPECIAL MEETING AND PROXY STATEMENT

What is a proxy? A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Feize Zhang, Chief Executive Officer (the "proxyholder"), has been designated as proxy for the Special Meeting.

What is a Proxy Statement? A Proxy Statement is a document that the regulations of the Securities and Exchange Commission ("SEC") require us to give you when we ask you to sign a proxy card designating the proxyholders as proxies to vote on your behalf. The Proxy Statement includes information about the proposals to be considered at the Special Meeting and other required disclosures including information about our Board and executive officers.

Who can vote at the Special Meeting? We have designated a record date of July 20, 2016 for the Special Meeting. Only Shareholders of record at the close of business on the record date will be en titled to notice of and to vote at the Special Meeting. At the close of business on July 20, 2016, we had outstanding and entitled to vote 115,000,000 shares of common stock. On all matters to be voted upon at the Special Meeting, each holder of record of common stock on the record date will be entitled to one vote for each share held. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Shareholder of Record - Shares Registered in Your Name

If, at the close of business on the record date, your shares were registered directly in your name with our transfer agent, Corporate Stock Transfer, Inc., then you are a Shareholder of record. As a Shareholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to ensure your vote is counted by submitting your proxy by signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions provided on the enclosed proxy card. Simply follow the instructions on the accompanying proxy card for each voting method.

Beneficial Owner - Shares Registered in the Name of a Broker, Bank or Other Agent

If, at the close of business on the record date, your shares were not held in your name, but rather in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in "Street name" and these proxy materials are being forwarded to you by your broker, bank or other agent. The broker, bank or other agent holding your account is considered to be the Shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the Shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares on "routine" matters. Your broker will not have discretion to vote on "non-routine" matters absent direction from you. The Proposals 1 and 2 to be considered at this special meeting are considered "non-routine" under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on these proposals.

How can I attend the Special Meeting? You will be admitted to the Special Meeting if you were a Shareholder as of the close of business on July 20, 2016, or you have authority to vote under a valid proxy for the Special Meeting. You should be prepared to present valid photo identification, such as a driver's license or passport, for admittance. In addition, if you are a Shareholder of record, your name will be verified against the list of Shareholders of record prior to admittance to the Special Meeting. If you are a beneficial owner, you must provide proof of beneficial ownership on the record date, such as your most recent account statement prior to July 20, 2016, a copy of the voting instruction form provided by your broker, trustee or nominee, or other similar evidence of ownership.

What proposals will be presented at the Special Meeting? At the Special Meeting, Shareholders eligible to vote will consider and vote upon (1) approval of an amendment to the Articles of Incorporation to change of our name from “China Shouguan Mining Corporation” to “China Shouguan

Investment Holding Group Corporation”(2) approval of an amendment of the Company's Articles of Incorporation to authorize the issuance of up to 5,000,000 of preferred stock in series with such rights, preferences, powers and limitations as the Board of Directors may determine, and (3) such other business as may properly come before the meeting or any adjournment or postponement thereof.

How does the board recommend I vote on these proposals? Our Board recommends that you vote for each of these proposals.

What vote is required to approve each matter and how are votes counted? If a quorum is present at the Special Meeting, the vote required for proposals 1, and 2 is a majority of the issued and outstanding shares of the Company’s common stock or 57,500,000 shares. Any item under 3, unless otherwise required by statute, will require the affirmative vote of the shareholders at the meeting once in person or by proxy once a quorum is established.

How do I vote? It is important that your shares are represented at the Special Meeting, whether or not you attend the Special Meeting in person. To make sure that your shares are represented, we urge you to vote as promptly as possible by signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions provided on the enclosed proxy card. If you are a Shareholder of record, there are four ways to vote:

By calling the toll-free telephone number indicated on your proxy card. Follow the voice prompts to vote your shares and confirm that your instructions have been properly recorded,
By going to the Internet website indicated on your proxy card. As with telephone voting, you can confirm that your instructions have been properly recorded,
By signing, dating and returning the accompanying proxy card, or
By written ballot at the Special Meeting.

If your shares are held in street name, please follow the voting instructions provided by your bank, broker or other agent. In most cases, you may submit voting instructions by telephone or by Internet to your bank, broker or other agent, or you can sign, date and return a voting instruction form to your bank, broker or other agent. If you provide specific voting instructions by telephone, by Internet or by mail, your bank, broker or other agent must vote your shares as you have directed. At the Special Meeting, we will pass out ballots to anyone who wishes to vote in person. If you hold your shares in street name, you must request a legal proxy from your bank, broker or other nominee to vote by ballot at the Special Meeting.

How can I change or revoke my vote? You can revoke your proxy at any time before the applicable vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any of the following ways:

you may submit another properly executed proxy by telephone, by Internet or by signing, dating and returning a later dated proxy card, you may send a written notice that you are revoking your proxy to our Chairman at No.1, Fuhua Road, Futian District, Shenzhen, People’s Republic of China, or
you may attend the Special Meeting and vote in person (however, simply attending the Special Meeting will not, by itself, revoke your proxy).

If your shares are held by your broker, bank or other agent, follow the instructions provided by them.

How many shares must be present to hold the Special Meeting? A quorum of Shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares as of the close of business on the record date are represented by Shareholders present at the meeting or by proxy. At the close of business on the record date, there were 115,000,000 shares outstanding and entitled to vote. Therefore, in order for a quorum to exist, 57,500,000 shares must be represented by Shareholders present at the meeting or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

What if a quorum is not present at the meeting? If a quorum is not present at the scheduled time of the Special Meeting, we may adjourn the meeting, either with or without the vote of the Shareholders. If we propose to have the Shareholders vote whether to adjourn the meeting, the proxyholders will vote all shares for which they have authority in favor of the adjournment. We may also adjourn the meeting if for any reason we believe that additional time should be allowed for the solicitation of proxies. An adjournment will have no effect on the business that may be conducted at the Special Meeting.

What if a Shareholder does not specify a choice for a matter when returning a proxy? If you indicate a choice on your proxy on a particular matter to be acted upon, the shares will be voted as indicated. If you are a Shareholder of record and you return a signed proxy card but do not indicate how you wish to vote, the proxyholders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this Proxy Statement and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting. If you do not return a proxy card, your shares will not be voted and will not be deemed present for the purpose of determining whether a quorum exists. If you are a beneficial owner and the organization holding your account does not receive instructions from you as to how to vote those shares, under the rules of various national and regional securities exchanges, that organization may exercise discretionary authority to vote on routine proposals but may not vote on "non-routine" proposals. As a beneficial owner, you will not be deemed to have voted on such "non-routine" proposals. The shares that cannot be voted by brokers on "non-routine" matters are called broker non-votes. Broker non-votes will be deemed present at the Special Meeting for purposes of determining whether a quorum exists for the Special Meeting. All of the matters to be considered at this meeting are “non-routine” matters under applicable rules.

What does it mean if I receive more than one proxy card? If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please sign, date and return the proxy card for each account or vote via the Internet or by telephone following the instructions provided on the proxy card for each account. How will voting on any other business be conducted? Although we do not know of any business to be considered at the Special Meeting other than the proposals described in this Proxy Statement, if any other business properly comes before the Special Meeting, your proxy or voting instruction gives authority to the proxyholders to vote on those matters in their discretion.

Where can I access an electronic copy of the Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2015? You may access an electronic copy of the Proxy Statement and form of proxy card, and the Annual Report on Form 10-K for the fiscal year ended December 31, 2015 at: www.sec.gov.

PROPOSAL ONE

Management of the Company and the Board of Directors have determined to transition the operations of the Company from its present business of mine operation and management to a more diversified operation through acquiring additional operations in other industries.  No agreements have been reached with any potential acquisition target.  If any agreement is reached, it will be disclosed and shareholder approval will be obtained to the extent required by law.

As a result of the foregoing, the Board of Directors of the Company has determined it to be in the best interest of the Company to change the name of the Company from “China Shouguan Mining Corporation” to “China Shouguan Investment Holding Group Corporation”.

Effective Time The amendment to change the name of the Company will become effective as of 11:59 p.m. (the Effective Time), on the date of filing the Certificate of Amendment with the office of the Nevada Secretary of State.

After the Effective Time, we will continue to be subject to periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended.

The Board of Directors recommends a vote “In Favor” of the proposal.

PROPOSAL TWO

AUTHORIZATION OF 5,000,000 SHARES OF “BLANK CHECK” PREFERRED STOCK

Our board has unanimously approved an amendment to our articles of incorporation, as amended, to authorize the issuance of 5,000,000 shares of preferred stock, par value $0.0001, and directed that such amendment be submitted to our shareholders for approval. We currently have no authorized shares of preferred stock. Our board believes that this authorization of shares of preferred stock would provide us greater flexibility with respect to our capital structure for such purposes as future additional equity financings, retirement of indebtedness and acquisitions. Our board is authorized to prescribe the series and the number of the shares of each series of preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each series of preferred stock. Preferred stock for which our board is authorized to so determine the series and the number of the shares of each series of preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each series of preferred stock is commonly referred to as "blank check" preferred stock. If our articles of incorporation are amended to authorize preferred stock, our board would have discretion to prescribe the series and the number of the shares of each series of preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each series of preferred stock. If this proposal is approved by our shareholders, our board does not intend to solicit further shareholder approval before the issuance of any shares of preferred stock, unless otherwise required by applicable law or regulations. Upon the effectiveness of the amendment authorizing the issuance of additional shares of preferred stock, our board will have the express authority to execute and file an articles of amendment to our articles of incorporation setting forth the series and the number of the shares of each series of preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each series of our preferred stock.

Our board recommends the authorization of 5,000,000 shares of preferred stock to increase our financial flexibility. Our board believes that the complexity of modern business financing and acquisition transactions requires greater flexibility in our capital structure than now exists. The preferred stock would be available for issuance from time to time as determined by our board for any proper corporate purpose. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in our business and operations or to retire indebtedness, or issuance as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets. If the proposed amendment is approved, our board would be empowered, without the necessity of further action or authorization by our shareholders, unless required in a specific case by applicable laws or regulations, to authorize the issuance of up to 5,000,000 shares of preferred stock from time to time in one or more series, and to fix by resolution or resolutions, designations, preferences, limitations and relative rights of each such series. Our board will determine, whether, when and on what terms the issuance of shares of preferred stock may be warranted in connection with the foregoing purposes. Each series of preferred stock could, as determined by our board at the time of issuance, rank, with respect to dividends and redemption and liquidation rights, senior to our common stock. It is not the present intention of our board to seek shareholder approval prior to any issuance of preferred stock that would become authorized by the amendment, unless otherwise required by applicable law or regulation. Opportunities frequently arise that require prompt action and it is the belief of our board that the delay necessitated by seeking shareholder approval of a specific issuance could be to the detriment of us and our shareholders.

Effects of the Authorization of Preferred Stock

Any future issuance of preferred stock could adversely affect the rights of holders of our common stock. If we issue preferred stock, such preferred stock will include certain designations, rights, qualifications, preferences, limitations and terms, any of which may dilute the voting power or economic interest of holders of our common stock. For example, in the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of outstanding shares caused by the issuance of our preferred stock could dilute the earnings per share and book value per share of all outstanding shares of our common stock. In addition, in a liquidation of the Company the holders of our preferred stock may be entitled to receive a certain amount per share of our preferred stock before the holders of our common stock receive any distribution. In addition, the holders of our preferred stock may be entitled to vote and such votes may dilute the voting rights of the holders of our common stock when we seek to take corporate action. Our preferred stock also may be convertible into shares of our common stock. Furthermore, our preferred stock could be issued with certain preferences over the holders of our common stock with respect to dividends or the power to approve the declaration of a dividend. The aforementioned are only examples of how shares of our preferred stock, if issued, could result in:

*	reduction of the amount of funds otherwise available for payment of dividends on our common stock;

*	restrictions on dividends that may be paid on our common stock (although there are no current plans to pay dividends on our common stock);

*	dilution of the voting power of our common stock; and

*	restrictions on the rights of holders of our common stock to share in our assets on liquidation until satisfaction of any liquidation preference granted to the holders of our preferred stock.

We could also issue shares of preferred stock that may, depending on the terms of such issued preferred stock, make more difficult or discourage an attempt to obtain control of our company by means of a merger, tender offer, proxy contest or other means. When, in the judgment of our board, this action would be in our best interest and the best interest of our shareholders, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of us. Such shares also could be privately placed with purchasers favorable to our board in opposing such action. Also, our board could authorize holders of a series of our preferred stock to vote either separately as a class or with the holders of our common stock, on any merger, sale or exchange of assets by us or any other extraordinary corporate transaction. The existence of the additional authorized preferred stock could have the effect of discouraging unsolicited takeover attempts. The issuance of preferred stock also could be used to dilute the stock ownership of a person or entity seeking to obtain control of us should our board consider the action of such entity or person not to be in the best interest of our shareholders. The issuance of preferred stock also could be used to entrench current management or deter an attempt to replace our board by diluting the number or rights of shares held by individuals seeking to control us by obtaining a certain number of seats on our board. Our board is not aware of any present or contemplated attempt to acquire control of us, and this proposal is not being presented with the intent that it be utilized as an anti-takeover device.

Dissenters Rights

Neither Nevada law nor our articles of incorporation or bylaws provides our shareholders with the rights of appraisal or similar rights of dissenters with respect to this proposed amendment.

Effective Time

The amendment to increase the number of shares of common stock which the Company shall have the authority to issue will become effective as of 11:59 p.m. (the Effective Time), on the date of filing the Certificate of Amendment with the office of the Nevada Secretary of State.

After the Effective Time, we will continue to be subject to periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended.

The Board of Directors recommends a vote “In Favor” of the proposal.

BENEFICIAL OWNERSIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of July 20, 2016, by: (i) each current director; each nominee for director, and executive officer of the Company; (ii) all directors and executive officers as a group; and (iii) each shareholder who owns more than five percent of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.

Name and Address of Beneficial Owner	Number of Shares	Ownership

Feize Zhang Suite 2606, Great China International Exchange Square, No.1 Fuhua Road, Futian District, Shenzhen, PR China	27,510,000	23.9%

JingfengLv Room 501-505, Lantian International Building, 59 Changjiang Road, Development District, Yantai, PR China	-	-

Glory Knight International Limited (1) 4C, BLK 32, Parc Versailles, Tai Po, New Territories, Hong Kong	8,752,000	7.6%

All Officers and Directors as a Group	27,510,000	23.9%

(1)

Glory Knight International Limited is a limited partnership formed in the British Virgin Islands and is an unrelated third party, which purchased its shares in a private placement of our securities. Glory Knight is wholly owned by Mr. Poon-ho Chik, 4C, Blk 32, Parc Versailles, Tai Po, New Territories, Hong Kong. The shares were issued in reliance upon the exemption contained in Section 4(2) of the Securities Act of 1933. These securities were issued to unrelated parties of the registrant and bear a restrictive legend.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Proxy Solicitation. We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of our company. No additional compensation will be paid to directors, officers or other regular employees for such services.

House-holding of Proxy Materials. In some cases, shareholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions received only one copy of the proxy materials. This practice is designed to reduce duplicate mailings and save printing and postage costs. If you would like to have a separate copy of our annual report and/or proxy statement mailed to you or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your proxy card. We will deliver such additional copies promptly upon receipt of such request.

In other cases, shareholders receiving multiple copies at the same address may wish to receive only one. If you now receive more than one copy, and would like to receive only one copy, please submit your request to the address or phone number that appears on your proxy card. A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2015 has been made available on-line or will be mailed upon request by our proxy service. Exhibits to the Form 10-K are available without charge upon written request to the Chairman at China Shouguan Mining Corporation, No.1, Fuhua Road, Futian District, Shenzhen, People’s Republic of China Electronic Delivery of Proxy Materials and Annual Reports If you are a shareholder of record, you may request and consent to electronic delivery of our future proxy materials and annual reports by following the instructions on your proxy card. If your shares are held in street name, please contact your broker, bank or other nominee and ask about the availability of electronic delivery. If you select electronic delivery, we will discontinue mailing the proxy materials and annual reports to you beginning next year and you will be sent an e-mail message notifying you of the Internet address or addresses where you may access the proxy materials and annual report. Your consent to electronic delivery will remain in effect until you revoke it. If you selected electronic delivery last year, we will not mail the materials to you this year and you will receive an e-mail message with the Internet address where you may access the proxy materials and annual report for the current year.

YOUR VOTE IS IMPORTANT

Your vote is very important no matter how many shares you own. If your shares are held in your own name, please sign, date and return the enclosed proxy card in the postage-paid envelope provided or submit your proxy by telephone or the internet. Instructions regarding telephone and internet voting are included on the proxy card (or, if applicable, your electronic delivery notice). If your shares are held in "street name," you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. You may provide instructions to your bank, nominee or other institution over the internet or by telephone if your broker, bank, nominee or other institution offers these options, or you may return the proxy card to your broker, bank, nominee or other institution and contact the person responsible for your account to ensure that a proxy is voted on your behalf. Whether you intend to be present at the Special Meeting or not, we urge you to promptly return your signed proxy card.

By Order of the Board of Directors

Feize Zhang

Feize Zhang, Chief Executive Officer

VOTE BY INTERNET--www.XXXXXX.com

Use the internet to transmit your voting instructions and for electronic delivery of information until 11:59 PM Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by the Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. _________________________

VOTE BY TELEPHONE

Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage pre-paid envelope we have provided to China Shouguan Mining Corporation, No.1, Fuhua Road, Futian District, Shenzhen, People’s Republic of China. All written proxies must be received by the Company by August ___, 2016.

EXHIBIT A

FORM OF ARTICLES OF AMENDMENT

BARBARA K. CEGAVSKE Secretary of State

202 North Carson Street

Carson City, Nevada 89701-4201 (775) 684-5708

Website:  www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

      China Shouguan Mining Corporation

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1 has been amended to change the name of the corporation to:

"China Shouguan Investment Holding Group Corporation"

Article 3 has been amended to change the number of shares that the corporation is authorized to issue from 200,000,000 shares of common stock, par value $0.0001 per share to 205,000,000 shares of which 200,000,000 shares shall be common stock, par value $0.0001 per share and 5,000,000 shares shall be preferred stock, par value $0.0001 per share, with such rights, privileges preferences and limitations or restrictions on the voting power thereof as shall be designated by the board of directors of the corporation, all as more fully set forth in the addendum hereto.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional)

5. Signature: (required)

X_________________________________

Signature of Officer

Date:

Time:

(must not be later than 90 days after the certificate is filed)

                Article 3. Authorized Stock shall be amended to read in full as follows:

          The total number of shares of stock which the Corporation shall have authority to issue is Two Hundred Five Million (205,000,000) shares of capital stock, classified as (i) Five Million (5,000,000) shares of preferred stock, par value $0.0001 per share ("PREFERRED STOCK"), and (ii) Two Hundred Million (200,000,000) shares of common stock, par value $0.0001 per share ("COMMON STOCK"). The shareholders shall have no preemptive rights to acquire any shares of this corporation. There shall be no cumulative voting by shareholders.

The designations and the powers, preferences, rights, qualifications, limitations, and restrictions of the Preferred Stock and Common Stock are as follows:

          1.   Provisions Relating to the Preferred Stock.

(a)  The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences, and rights, and qualifications, limitations, and restrictions thereof, as are stated and expressed herein     and in the resolution or resolutions providing for the issue of such class or series adopted by the board of directors of the Corporation as hereafter prescribed.

(b)  Authority is hereby expressly granted to and vested in the board of directors of the Corporation to authorize the issuance of the Preferred Stock from time to time in one or more Classes or series, and with respect to each class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

                    (i)  whether or not the class or series is to have voting rights, full, special, or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

                    (ii) number of shares to constitute the class or series and the designations thereof;

                    (iii) the preferences, and relative, participating, optional, or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

                    (iv) whether or not the shares of any class or series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities, or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

                    (v)  whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;

                    (vi) the dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

                    (vii) the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

                    (viii) whether or not the shares of any class or series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities, or other property of the  Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

                    (ix) such other special rights and protective provisions with respect to any class or series as may to the board of directors of the Corporation seem advisable.

(c)  The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The board of directors of the Corporation may increase the number of shares of the Preferred Stock designated for any  existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The board of directors of the Corporation may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series authorized and unissued shares of the Preferred Stock designated for such existing class or series, and the shares so subtracted shall become authorized, unissued, and undesignated shares of the Preferred Stock.

          2.   Provisions Relating to the Common Stock.

(a)  Each share of Common Stock of the Corporation shall have identical rights and privileges in every respect. The holders of shares of Common Stock shall be entitled to vote upon all matters submitted to a vote of the stockholders of the Corporation and shall be entitled to one vote for each share of Common Stock held.

(b)  Subject to the prior rights and preferences, if any, applicable to shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive such dividends (payable in cash, stock, or otherwise) as may be declared thereon by the board of directors at any time and from time to time out of any funds of the Corporation legally available therefor.

               (c)  In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them. A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this Paragraph (c), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange, or conveyance of all or a part of the assets of the Corporation.

          3.   General.

(a)  Subject to the foregoing provisions of these Articles of Incorporation, the Corporation may issue shares of its Preferred Stock and Common Stock from time to time for such consideration (not less than the par value thereof) as may be fixed by the board of directors of the Corporation, which is expressly authorized to fix the same in its absolute and uncontrolled discretion subject to the foregoing conditions. Shares so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

(b)  The Corporation shall have authority to create and issue rights and options entitling their holders to purchase shares of the Corporation's capital stock of any class or series or other securities of the Corporation, and such rights and options shall be evidenced by instrument(s) approved by the board of directors of the Corporation. The board of directors of the Corporation shall be empowered to set the exercise price, duration, times for exercise, and other terms of such options or rights; provided, however, that the consideration to be received for any shares of capital stock subject thereto shall not be less than the par value thereof."

PROXY CARD

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED The Board of Directors recommends you vote in favor of the following:

1.

To approve an amendment of the Company’s Articles of Incorporation to change the name of the Company from “China Shouguan Mining Corporation” to “China Shouguan Investment Holding Group Corporation”

In Favor Of ______     Against _______     Abstain _______

2.

To approve an amendment of the Company's Articles of Incorporation to authorize the Company to issue up to 5,000,000 shares of Preferred Stock, par value $0.0001 per share in series as determined by the board of directors with such rights, privileges, preferences and limitations as the board of directors may, in its sole discretion, determine.

In Favor Of ______     Against _______     Abstain _______

Please sign exactly as your name(s) appear hereon. When signing as attorney, executor, administrator or other capacity, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by an authorized officer.

Signature_____________________	Date________	Signature__________________	Date______

Name_______________________		Name_____________________

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Combined Document is/are available at www.____________.com .

CHINA SHOUGUAN MINING CORPORATION

THIS PROXY RELATES TO THE SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD August __, 2016 The undersigned hereby appoints Feize Zhang, with full power of substitution, as attorneys and proxies to vote all shares of Common Stock of China Shouguan Mining Corporation, which the undersigned is entitled to vote at the Special Meeting of Shareholders of China Shouguan Mining Corporation. (the "Company") to be held at _:00 _M (local time) at the offices of the Company, No.1, Fuhua Road, Futian District, Shenzhen, People’s Republic of China on AUGUST __, 2016 and any postponements, continuations and adjournments thereof, with all powers which the undersigned would possess if personally present, upon and in respect of the matters listed on the reverse side and in accordance with the instructions indicated on the reverse side, with discretionary authority as to any and all matters that may properly come before the meeting. UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE, TWO, AND THREE, AS MORE SPECIFICALLY DESCRIBED IN THE PORXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. This proxy has been solicited by and for the benefit of the Board of Directors of the Company. I understand that I may revoke this proxy only be written instructions to that effect, signed and date by me, which must be actually received by the Company prior to the commencement of the Special Meeting.